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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 9, 2000

                          Republic Group Incorporated
            (Exact name of registrant as specified in its charter)



            Delaware                       1-7210               75-1155922
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                             811 East 30th Avenue
                         Hutchison, Kansas 67502-4341
                             (Address of principal
                               executive offices
                                 and zip code)

                                (316) 727-2700
                        (Registrant's telephone number,
                             including area code)

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Item 1.   Change of Control

     Effective on November 9, 2000, Premier Construction Products Acquisition Corp., a Delaware corporation ("Acquisition Sub"), merged with and into Republic Group Incorporated, a Delaware corporation ("Republic"), with Republic surviving the merger (the "Merger"), pursuant to an Agreement and Plan of Merger dated as of August 11, 2000 among Premier Construction Products Statutory Trust, a Connecticut statutory trust ("Premier"), Acquisition Sub and Republic (the "Merger Agreement"). As a result of the Merger, Republic is a wholly owned subsidiary of the successor of Premier Construction Products, Inc., a Delaware corporation.

     Pursuant to the Merger Agreement, each outstanding share of Republic common stock, par value $1.00 per share ("Common Stock"), together with associated common stock share purchase rights, issued and outstanding immediately prior to the effective time of the Merger was converted into the right to $19.00 cash. The consideration of the Merger was determined through negotiations between the managements of Republic and Premier and was approved by Republic's board of directors. The terms of the Merger Agreement were described in the Proxy Statement of Republic dated September 25, 2000, which was distributed to Republic's stockholders and included in Republic's Schedule 14A filed with the Commission on September 27, 2000.

     The stockholders of Republic approved the Merger and certain matters related to the Merger at their special meeting held on November 9, 2000.

     On November 9, 2000, Republic issued a press release announcing the consummation of the Merger and related matters. A copy of the press release is attached as an exhibit hereto and is incorporated by reference herein.

     Premier financed the purchase price of the merger through borrowings from Utrecht-America Finance Company.

Item 7.  Exhibits

         (c)  Exhibits

                 2.1 Agreement and Plan of Merger, dated as of August 11, 2000, among Premier Construction Products Statutory Trust, Premier Construction Products Acquisition Corp. and Republic Group Incorporated. (incorporated by reference to Appendix A to the Proxy Statement included as part of the Schedule 14A filed with the SEC on September 27, 2000).

                 *99.1 Press Release issued by Republic Group Incorporated on November 9, 2000.

___________________
* Filed herewith.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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                              Republic Group Incorporated


Date: November 9, 2000

                              By:    /s/ Michael Dirks
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                                    Michael Dirks
                                    Vice President - Finance
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                                 EXHIBIT INDEX



        Exhibit No.                             Description
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            2.1                Agreement and Plan of Merger, dated as of August
                               11, 2000, among Premier Construction Products Statutory Trust, Premier Construction Products Acquisition Corp. and Republic Group Incorporated. (incorporated by reference to Appendix A to the Proxy Statement included as part of the Schedule 14A filed with the SEC on September 27, 2000).


            *99.1 Press Release issued by Republic Group Incorporated on November 9, 2000.












___________________
* Filed herewith.